Legg Mason

OPPORTUNITY TRUST

QUARTERLY REPORT TO SHAREHOLDERS March 31, 2003 Institutional Class

To Our Shareholders,

   We are pleased to provide you with Legg Mason Opportunity Trust’s quarterly report for the period ended March 31, 2003.

   The following table summarizes key statistics for the Institutional Class of shares, along with some comparative indices, as of March 31, 2003:

	Cumulative Total ReturnA

			Since
	3 Months	1 Year	InceptionB

Opportunity Trust Institutional Class	+4.02%	-17.24%	-13.51%
Dow Jones Industrial Average C	-3.64%	-21.45%	-19.49%
S&P 500 Stock Composite Index D	-3.15%	-24.76%	-39.32%
Value Line IndexE	-7.40%	-35.37%	-40.06%

   As always, we appreciate your support and welcome your comments.

Sincerely,

Mark R. Fetting President

April 21, 2003

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	The Fund’s inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

D	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

E	Comprised of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock covering both large- and small-capitalization companies.

Portfolio Manager’s Comments
First Quarter 2003

Legg Mason Opportunity Trust

Market Commentary

“When we think about the future of the world, we always have in mind its being where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line and that its direction changes constantly.”

   — Wittgenstein

“Ain’t only three things to gambling: knowin’ the 60-40 end of a proposition, money management, and knowin’ yourself.”

   — Walter Clyde “Puggy” Pearson

Dear Shareholder:

   On a table in my library sits a first edition of Dr. Johnson’s Dictionary of the English Language, published in 1755. It is in two very large volumes, each about the size of a briefcase, and contains not only the “different significations” of the words therein, but also “examples from the best writers” illustrating those words in use.

   Under the term “gambler,” one reads, “A knave whose practice it is to invite the unwary to game, and cheat them.” Looking at “to game,” one sees this quote from the philosopher John Locke: “Gaming leaves no satisfaction behind it: it in no way profits either body or mind.”

   Dr. Johnson notes that “gambler” is “a cant word, I suppose, for game or gamester.” And what is a gamester? “One who is viciously addicted to play.” Among other examples in use from the best writers, Johnson offers this from Bacon, “A gamester, the greater master he is in his art, the worse man he is.”

   Two hundred fifty years later, many people still share Dr. Johnson’s sentiments. Gambling has always attracted its share of cheaters and rogues, of course, and is one of those behaviors that, carried to excess, invites misery. The April 26, 2003 edition of The Economist carries an obituary of Leonard Tose, who rose from poverty to build a trucking empire and own the Philadelphia Eagles, only to lose it all due to gambling, ending his days in a hotel room paid for by his friends.

   Despite its lurid aspects, gambling is also one of those activities that repays careful study, since understanding what constitutes intelligent gambling can lead to more intelligent investing.

   One of my favorite things to do is read about professional gamblers, people who make their living at the poker tables, or the racetrack, or playing pool, or even hustling golf. I have been so diligent at this that I think I have exhausted all the books and interviews about such legendary characters as Johnny Moss, Puggy Pearson, Titanic Thompson, Amarillo Slim Preston, and the rest. Fortunately, Amarillo Slim’s memoirs are due any day, and a biography of Stu “the Kid” Ungar is promised sometime later this year.

   In one of those value investor’s nightmares, I had finally sprung, a few weeks ago, for a copy of Jon Bradshaw’s decades out of print Fast Company, which profiles Moss, Pearson and others, not being willing previously to cough up the $100 the book dealer wanted. It was well worth the money, even though the copy was a worn discard from the Bisbee, Arizona library he probably got for a quarter. Then I saw that it is being re-issued in the U.K. next month, priced at $15. (Available through Amazon.com.uk. Pre-order with 1-Click, and help Amazon’s sales and the Opportunity Trust.)

   One of the first things to notice about professional gamblers is that there are no professional roulette players, slot players, or craps or keno or lottery players. That is because you cannot win at those games; the house has a mathematical edge. The longer you play the more certain it is you will lose. There is no skill involved, and no amount of analysis will improve your chances (except maybe psychoanalysis that convinces you to quit playing). At best, you can minimize your rate of loss using money management techniques such as the Kelly criterion.

   In order for someone to make a living at gambling, the game has to be one where a mathematical advantage accrues to the most skillful player, where intelligence, hard work, and careful analysis can make a difference to the outcome. As with most such endeavors, there are many who compete, but only a few who achieve world class results over long periods of time. Poker probably has the best known cadre, thanks to the World Series of Poker,

Portfolio Manager’s Comments — Continued

now underway in Las Vegas, and the Poker Hall of Fame. Less well known are the professional horse players, such as Alan Woods, the professional backgammon players like Mike Svobodny, the professional sports betters, such as Stan Tomchin.A “Is poker a game of chance?” someone is reputed to have asked Titanic Thompson. “Not the way I play it,” Ty replied. Thompson is the model for Sky Masterson in Damon Runyon’s classic story “The Idyll of Miss Sarah Brown.”

   I once heard Warren Buffett’s friend Bill Ruane, who ran the Sequoia Fund so brilliantly for so long, say that if you understood what Ben Graham wrote in Security Analysis and what Buffett writes in his annual letters to Berkshire Hathaway shareholders, you would know everything there is to know about investing. That sounds right, but it is an awful lot of reading.

   I think if you understand what Puggy Pearson said about gambling at the top of this letter you’ll know everything you need to know about investing. Sadly, few heed Pug’s advice, simple though it seems.

   Successful investing and successful gambling both require that one know “the 60-40 end of a proposition.” Pearson, whose education ended at the eighth grade, won the World Series of Poker in 1973 and remains one of the game’s most colorful figures. Warren Buffett calls the same thing having a circle of competence, an area where you are able to analyze the outcome better than others and thereby benefit.

   The seemingly incontestable advice to only invest where you have an advantage is followed sparingly. It is clear that most mutual fund managers, for example, cannot beat the market, yet about 90 percent of investors’ money is in active strategies, and only about 10% in index funds. In any given year, about 45% of managers outperform the index, and as the time horizon lengthens the winners list shortens.

   The major difference between investing and gambling is that gambling is a zero sum game, for every winner there is a loser. Investing is a game where everyone can (theoretically) win, i.e., increase their wealth, either by making their capital available to others for a fee — earning interest — or participating in the growth of the economy through stocks. It is really hard to lose all your money by investing in stocks and bonds, though some have perhaps succeeded, and really easy to lose it all gambling, which no doubt contributes to its bad reputation.

   The last three years’ evidence to the contrary, the stock market goes up most of the time, so most of the time people are making money. Even the worst manager should outperform some of the time. The combination of occasional outperformance along with a gradually growing bankroll probably contributes to the “hope springs eternal” mindset that keeps investors in general at the 40 end of that 60-40 proposition.

   Why do investors persist in behavior that promises they will lose relative to the market?

“Losers have an overwhelming ambition to win. They con themselves that they can win and that’s why they keep on . . . They have to, you understand, ’cause they’d hold a bad opinion of themselves otherwise.”

   — Puggy Pearson

   The behavioral finance theorists call this “overconfidence” and have lots of academic studies that demonstrate most people have too high an opinion of their own opinions. Others might not be able to beat the market, but they can; or at least they can pick the managers who can.

   Perhaps some can, but most can’t. Nobel prize winning economist Paul Samuelson observed, at the first behavioral finance conference at Harvard, that it was like the data on alcoholics. Maybe some alcoholics can drink in moderation, to no ill effect. But even if true, the information should be suppressed, he said, since then they all would think they could do it. So too with those who think they can beat the market. Everyone can’t have the 60-40 end of the proposition.

   There are two other keys to successful gambling (and investing) according to Puggy, “money management and knowin’ yourself.”

   For a gambler, money management means how much to bet on each hand, or on each race. What fraction of one’s bettable dollars should be committed, given a level of odds? In his classic book on playing the horses, Picking Winners, Andrew Beyer has a chapter entitled “Money Management,” and says, “Money Management is, with no exaggeration, 50% of the game.” Handicapping is essential, of course, but “I know many great handicappers who

A	All profiled in Gambling Wizards, Huntington Press 2002.

seldom show a profit because they cannot properly discipline their betting and control their emotions.” That last is what Puggy calls “knowin’ yourself.”

   Great security analysts (great handicappers) do not necessarily make great money managers. We are often asked about our investment process and our buy and sell disciplines, i.e., our handicapping strategies, but almost never about how we actually manage our capital given those strategies.

   Level 3 Communications stock and bonds comprise 19.4% of the portfolio, Amazon.com stock and bonds 11.4%, Pinnacle Entertainment is 0.6%, AES is 1.9%. Why? Providian Financial is 4.4%. Financials, including Providian, are 15.4%. Is this Providian weighting more significant than the overall financial weighting? These are money management questions, and an in depth discussion of them is beyond the scope of this letter. They are critically important to the results one will earn, but are not usually the focus of much attention.

   The theory of how much to invest at a given level of probability is well established, though my guess is most portfolio managers are unaware of it, since it did not arise from the classic work of Markowitz, Sharpe, and others in the financial field. In 1956, J.L. Kelly, Jr , elaborating on work done by Claude Shannon, published an article on the transmission of information over a phone line. It was shown by statistician Leo Breiman that the Kelly system, as it came to be known, was the optimal system for maximizing the growth rate of, for example, a portfolio, under certain conditions. A simplified version of the Kelly criterion says that you should bet 2.1p minus 1.1 of your portfolio, where p is the probability you are right. For example, if you were 100 percent certain you would win, you would bet 100 percent (2.1x1.00 minus 1.1) of your portfolio. The Kelly criterion is integral to the way we manage money.

   What about “knowin’ yourself?” Being unaware, one supposes, of the Socratic exhortation, Puggy was probably referring to knowing your own personal psychology. How do you react to stress? To losing? To winning? When do you go “on tilt,” to use a gambler’s term? In addition to knowing yourself, you also have to know how most people react most of the time. Most people like to buy after a stock has gone up, or appears to be in a rising trend. They sell after a stock has declined, often after unexpected bad news has been reported. In order to earn excess returns, one has to anticipate changes in expectations, not react to them.

   Forecasting economic variables, I heard Henry Kaufman say (at the same behavioral finance meeting), involves forecasting human behavior. The GDP number to be reported this week is just the aggregation of people’s behavior, in this case the behavior of producing goods and services. Capital spending is the result of decisions to commit capital in the expectation of return. We buy a stock for the fund because we expect others will value it later at higher prices. And so on.

   One of the great events in economics in the past decade has been the increasing prominence of behavioral finance. Behavioral finance theorists have made significant advances in the area Puggy calls “knowin’ yourself.” They have identified a number of robust psychological tendencies that can be used by the intelligent investor to improve returns through the anomalies that arise because of the predictability of mass behavior. People don’t know themselves, and that helps us get the 60-40 end of the proposition. These tendencies go by names such as the aforementioned overconfidence, anchoring and adjustment, representativeness, frame dependence, and so on. We use them all in our work, and try to keep up with the latest research in this area.

   The world, as Wittgenstein noted, is non-stationary. It moves around, and it does so in ways that make prediction problematic. It appears now to have changed direction again, but this time for the better, at least from an equity investor’s perspective. The market was up in the fourth calendar quarter of 2002, and it is up so far this year. The prospect of a fourth down year in a row is diminishing.

   We are quite optimistic about the future, in part because of the apparent institutionally ingrained pessimism that has taken hold in the past several years. A lot of attention is focused on what can go wrong; not a lot on what can go right.

   The 60-40 end of the proposition looks to us like the rational bet is to be bullish. As someone said, the race is not always to the swift, nor the contest to the strong, but that is the way to bet. That is the way we bet.

Portfolio Manager’s Comments — Continued

   We cannot, of course, promise that we will beat or even that we will be able to match the market in the future. What we can promise is that we will manage your money with care and diligence, using the best analytical techniques and talent we can find. We are committed to producing returns that are competitive with the best in the business. No one will work harder for you and no one will care more about your money than the Opportunity Trust team.

Bill Miller, CFA

April 27, 2003

Legg Mason Opportunity Trust

Review of Fiscal Year 2003 Market Conditions and Strategies Affecting Results

	Cumulative Total Returns,
	Periods Ended March 31, 2003

	Since		1st Quarter
	InceptionA	1 Year	2003

Opportunity Trust	-13.51%	-17.24%	+4.02%
S&P 500 Stock Composite IndexB	-39.32%	-24.76%	-3.15%
Dow Jones Industrial AverageC	-19.49%	-21.45%	-3.64%
NASDAQ CompositeD	-66.18%	-27.32%	+0.42%
Lipper Diversified Equity FundsE	-33.19%	-25.43%	-3.33%

Source: Lipper, Inc. and Prudential Securities.

   As shown in the above chart, the Opportunity Trust significantly outperformed the overall market and its peer group in the quarter ended March 31, 2003, with our shareholders actually making money over the 90 day period, a rarity in the bear market that began shortly after we started the Fund.

   Our investment approach is to buy companies whose shares trade at large discounts to our assessment of their long-term intrinsic value. Bargain prices do not occur when the consensus is cheery, the news is good, and investors are optimistic. Our research efforts are usually directed at precisely the area of the market that the news media claims has the least promising outlook.

   Our gainers and laggers are found on page 9 of this report. It should come as no surprise that we bought more of our worst performing stocks during the quarter, adding significantly to our AmeriCredit, UnumProvident, and Tyco International positions. It should also come as no surprise that the two stocks we initiated positions in during the quarter, IPG and Cendant, were well off their highs when we bought them.

   During the quarter we became the initial investor in a new hedge fund called Arience Capital. The name was derived from the fact that investing is part art and part science. This is a long/short equity fund, focusing mainly in the mid-cap area of the market. This fund differs from many other hedge funds in that it’s a value fund with a long-term orientation. In contrast, many hedge funds are momentum and trading oriented with a short-term focus. We have known the founder of the firm for several years, and her investment approach is very similar to ours. In addition to our expectation that the Opportunity Trust’s investment in Arience will prove to be rewarding, having access to the analytical capabilities of the investment team at Arience may allow us to uncover attractive investment opportunities that we might not have otherwise found.

   Every purchase and sale we make is made with the ultimate goal of improving the risk-adjusted return potential of the portfolio. The stocks we are buying are usually controversial, and those we are selling are usually considered

A	The Opportunity Trust inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

D	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

E	Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

Portfolio Manager’s Comments — Continued

to have the greatest opportunity for near-term gain. While our investment approach does not always link up well with results of the major indices over short time periods, it has delivered results in excess of the market since the Fund was launched. We are hopeful it will continue to do so.

Nancy Dennin, CFA
Bill Miller, CFA

April 27, 2003

DJIA 8306.35

Performance Information

Legg Mason Opportunity Trust

Total Returns for One Year and Life of Class, as of March 31, 2003

   Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

   The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

   The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   Past performance does not predict future performance.

   Total returns for the Fund as of March 31, 2003, were as follows:

Average Annual Total Return

Institutional Class:
One Year	-17.24%
Life of ClassA	-5.12%

Cumulative Total Return

Institutional Class:
One Year	-17.24%
Life of ClassA	-13.51%

A	Inception date of the Institutional Class is June 26, 2000.

Performance Information — Continued

Selected Portfolio PerformanceB

Strongest performers for the 1st quarter 2003C

1.	Abercrombie & Fitch Co.	+46.8%
2.	Amazon.com, Inc.	+37.8%
3.	Level 3 Communications, Inc., 9.125%, due 5/1/08	+21.9%
4.	The AES Corporation	+19.9%
5.	Omnicare, Inc.	+14.3%
6.	Amazon.com, Inc., Cv., 4.75%, due 2/1/09	+14.0%
7.	Broadwing Inc.	+13.6%
8.	Gemstar-TV Guide International, Inc.	+12.9%
9.	Aon Corporation	+10.4%

Weakest performers for the 1st quarter 2003C

1.	AmeriCredit Corp.	-57.4%
2.	UnumProvident Corporation	-43.7%
3.	Pinnacle Entertainment, Inc.	-29.6%
4.	Gateway, Inc.	-24.8%
5.	Tyco International Ltd.	-24.6%
6.	Oxford Health Plans, Inc.	-16.7%
7.	CIT Group Inc.	-13.4%
8.	Unisys Corporation	-6.5%
9.	Republic Services, Inc.	-5.4%

Portfolio Changes

Securities added during the 1st quarter 2003

Arience Capital Partners I, LP
Cendant Corporation
The Interpublic Group of Companies, Inc.

Securities sold during the 1st quarter 2003

Devon Energy Corporation
TALK America Holdings, Inc., Cv., 12%, due 8/15/07
TALK America Holdings, Inc.
Wynn Resorts, Limited, 12%, due 11/1/10
Wynn Resorts, Limited

B	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

C	Securities held for the entire quarter.

Portfolio of Investments
March 31, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

	Shares/Par	Value

Common Stock and Equity Interests — 80.2%

Consumer Discretionary — 13.2%
Hotels, Restaurants and Leisure — 0.6%
Pinnacle Entertainment, Inc.	1,761	$8,593	A,B

Internet and Catalog Retail — 9.0%
Amazon.com, Inc.	5,200	135,356	A

Media — 2.5%
Gemstar-TV Guide International, Inc.	1,401	5,142	A
The Interpublic Group of Companies, Inc.	3,400	31,620

		36,762

Specialty Retail — 1.1%
Abercrombie & Fitch Co.	535	16,060	A

Consumer Staples — 2.9%
Beverages — 2.9%
Cott Corporation	2,500	43,875	A

Financials — 15.4%
Banks — 1.7%
Washington Mutual, Inc.	700	24,689

Diversified Financials — 8.5%
AmeriCredit Corp.	11,000	36,300	A,B
CIT Group Inc.	1,500	25,290
Providian Financial Corporation	10,000	65,600	A

		127,190

Insurance — 3.0%
Aon Corporation	880	18,198
UnumProvident Corporation	2,792	27,362

		45,560

Real Estate Investment Trusts — 2.2%
Friedman, Billings, Ramsey Group, Inc.	3,650	33,178

Health Care — 4.1%
Health Care Distributors and Services — 4.1%
Omnicare, Inc.	1,900	51,699
Oxford Health Plans, Inc.	300	9,108	A

		60,807

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Industrials — 15.1%
Commercial Services and Supplies — 5.2%
Cendant Corporation	3,400	$43,180	A
Republic Services, Inc.	1,748	34,674	A

		77,854

Industrial Conglomerates — 7.8%
Tyco International Ltd.	9,000	115,740

Machinery — 2.1%
Pentair, Inc.	900	31,815

Information Technology — 12.7%
Communications Equipment — 1.8%
Research In Motion Limited	2,000	26,100	A

Computers and Peripherals — 0.1%
Gateway, Inc.	705	1,664	A

Internet Software and Services — 3.0%
VeriSign, Inc.	5,200	45,448	A

IT Consulting and Services — 5.9%
Acxiom Corporation	3,000	50,490	A
Unisys Corporation	3,980	36,855	A

		87,345

Software — 1.9%
Computer Associates International, Inc.	2,100	28,686

Limited Partnerships — 4.8%
Arience Capital Partners I, LP	50,000	50,040	C
Davis Partners Fund I LLP	2,895	3,066	C
Hygrove Capital Fund	10,000	9,431	C
Omega Capital Partners Limited	10,000	9,694	C

		72,231

Telecommunication Services — 10.1%
Diversified Telecommunication Services — 10.1%
Broadwing Inc.	14,944	59,776	A,B
Level 3 Communications, Inc.	17,500	90,300	A

		150,076

	Shares/Par	Value

Utilities — 1.9%
Electric Utilities — 1.9%
The AES Corporation	8,000	$28,960	A

Total Common Stock and Equity Interests (Identified Cost — $1,339,694)		1,197,989

Corporate and Other Bonds — 15.9%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09	$20,000	16,725	D
Amazon.com, Inc., Cv., 4.75%, due 2/1/09	21,500	17,979
Exodus Communications, Inc., 10.75%, due 12/15/09	10,000	126	E
Exodus Communications, Inc., 11.625%, due 7/15/10	244,000	3,074	E
Level 3 Communications, Inc., 9.125%, due 5/1/08	150,000	117,000
Level 3 Communications, Inc., Cv., 9%, due 7/15/12	50,000	82,480

Total Corporate and Other Bonds (Identified Cost — $160,452)		237,384

Repurchase Agreements — 3.8%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $28,736 on 4/1/03 (Collateral: $27,708 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $29,342)	28,735	28,735
State Street Bank & Trust Company 1.3%, dated 3/31/03, to be repurchased at $28,736 on 4/1/03 (Collateral: $28,740 Federal Home Loan Bank notes, 5.125%, due 9/15/03, value $29,313)	28,735	28,735

Total Repurchase Agreements (Identified Cost — $57,470)		57,470

Total Investments — 99.9% (Identified Cost — $1,557,616)		1,492,843
Other Assets Less Liabilities — 0.1%		1,731

Net assets — 100.0%		$1,494,574

Net asset value per share:

Primary Class		$8.55

Institutional Class		$8.54

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2003, the total market value of Affiliated Companies was $104,669, and the identified cost was $253,622.

C	Investment in a limited partnership organized under the laws of the State of Delaware. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

	Acquisition Date	Cost	Value

Arience Capital Partners I, LP	March 2003	$50,000	$50,040
Davis Partners Fund I LLP	November 2001	2,895	3,066
Hygrove Capital Fund	May 2002	10,000	9,431
Omega Capital Partners Limited	June 2002	10,000	9,694

D	Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1.1% of net assets.

E	Pursuant to a Plan of Reorganization (“Plan”) dated June 19, 2002, Exodus Communications, Inc. 11.625% and 10.75% Senior Notes were canceled and ceased to be outstanding on that date. The Fund owned $244 million par of the 11.625% Notes and $10 million par of the 10.75% Notes. Under the Plan, the Fund has a legal right to collect approximately $43,018 in the future. To date, the Fund collected $39,818 and anticipates collecting an additional $3,200. The securities are priced at fair value to reflect the uncollected balance.

Legg Mason offers a wide range of mutual funds to meet investors’ varying financial needs and investment goals. The funds are listed below:

Equity Funds:	Specialty Funds:
Value Trust	Balanced Trust
Special Investment Trust	Financial Services Fund
American Leading Companies Trust	Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

Global Funds:	Taxable Bond Funds:
Global Income Trust	U.S. Government Intermediate-Term Portfolio
International Equity Trust	Investment Grade Income Portfolio
Emerging Markets Trust	High Yield Portfolio

Tax-Free Bond Funds:	Money Market Funds:
Tax-Free Intermediate-Term Income Trust	U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust	Cash Reserve Trust
Pennsylvania Tax-Free Income Trust	Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                                                          Investment Adviser

LMM, LLC Baltimore, MD

                                                                                          Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Richard G. Gilmore Arnold L. Lehman Robin J.W. Masters Dr. Jill E. McGovern Arthur S. Mehlman Jennifer W. Murphy G. Peter O’Brien S. Ford Rowan

                                                                                          Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

                                                                                          Custodian

State Street Bank & Trust Company Boston, MA

                                                                                          Counsel

Kirkpatrick & Lockhart LLP Washington, DC

                                                                                          Independent Auditors

Ernst & Young LLP Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc. • Member SIPC

100 Light Street

P.O. Box 1476, Baltimore, MD 21203-1476
410 • 539 • 0000

05/03